                                                                   EXHIBIT 99(C)

                       AMERICAN HONDA FINANCE CORPORATION
     Annual Statement to Certificateholder -- Honda Auto Receivables 2000-1
                                  Owner Trust
                          04/01/2001 THROUGH 03/31/2002


I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
  (A) Total Portfolio Balance                                                              $1,100,025,487.15
  (B) Total Securities Balance                                                             $1,100,025,487.15
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                            $298,000,000.00
    (ii)  Class A-1 Notes Percentage                                                                  27.09%
(C(i)/IB)
    (iii) Class A-1 Notes Rate                                                                      6.71125%
    (iv) Class A-1 Notes Accrual Basis                                                            Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                            $240,000,000.00
    (ii)  Class A-2 Notes Percentage                                                                  21.82%
(D(i)/IB)
    (iii) Class A-2 Notes Rate                                                                        6.650%
    (iv) Class A-2 Notes Accrual Basis                                                                30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                            $386,000,000.00
    (ii)  Class A-3 Notes Percentage (E(i)/B)                                                         35.09%
    (iii) Class A-3 Notes Rate                                                                        6.620%
    (iv) Class A-3 Notes Accrual Basis                                                                30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                            $129,270,000.00
    (ii)  Class A-4 Notes Percentage (F(i)/B)                                                         11.75%
    (iii) Class A-4 Notes Rate                                                                        6.670%
    (iv) Class A-4 Notes Accrual Basis                                                                30/360
  (G) Certificates
    (i)   Certificates Balance                                                                $46,755,487.15
    (ii)  Certificates Percentage (G(i)/B)                                                             4.25%
    (iii) Certificates Rate                                                                           6.670%
    (iv) Certificates Accrual Basis                                                                   30/360
  (H) Servicing Fee Rate                                                                               1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                                                6.85%
    (ii)  Weighted Average Original Maturity                                                           55.72 months
(WAOM)
    (iii) Weighted Average Remaining Maturity                                                          45.35 months
(WAM)
    (iv) Number of Receivables                                                                        87,294
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit                                                              0.50%
Percentage
    (ii)  Reserve Account Initial Deposit                                                      $5,500,127.44
    (iii) Specified Reserve Account Percentage                                                         0.75%
    (iv) Specified Reserve Account Balance                                                     $8,250,191.15

  (K) Yield Supplement Account Deposit                                                        $23,950,083.32

II. INPUTS FROM PREVIOUS MONTHLY SERVICER
-----------------------------------------
REPORTS
  (A) Total Portfolio Balance                                                                $904,189,147.85
  (B) Total Securities Balance                                                               $904,189,147.85
  (C) Cumulative Note and Certificate Pool                                                         0.8219711
Factor
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                            $102,163,660.70
    (ii)  Class A-1 Notes Pool Factor                                                              0.3428311
    (iii) Class A-1 Notes Interest Carryover                                                           $0.00
Shortfall
    (iv) Class A-1 Notes Principal Carryover                                                           $0.00
Shortfall
  (E) Class A-2 Notes


    (i)   Class A-2 Notes Balance                                                            $240,000,000.00
    (ii)  Class A-2 Notes Pool Factor                                                              1.0000000
    (iii) Class A-2 Notes Interest Carryover                                                           $0.00
Shortfall
    (iv) Class A-2 Notes Principal Carryover                                                           $0.00
Shortfall
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                            $386,000,000.00
    (ii)  Class A-3 Notes Pool Factor                                                              1.0000000
    (iii) Class A-3 Notes Interest Carryover                                                           $0.00
Shortfall
    (iv) Class A-3 Notes Principal Carryover                                                           $0.00
Shortfall
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                            $129,270,000.00
    (ii)  Class A-4 Notes Pool Factor                                                              1.0000000
    (iii) Class A-4 Notes Interest Carryover                                                           $0.00
Shortfall
    (iv) Class A-4 Notes Principal Carryover                                                           $0.00
Shortfall
  (H) Certificates
    (i)   Certificates Balance                                                                $46,755,487.15
    (ii)  Certificates Pool Factor                                                                 1.0000000
    (iii) Certificates Interest Carryover                                                              $0.00
Shortfall
    (iv) Certificates Principal Carryover                                                              $0.00
Shortfall
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                                                      $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                                                      $8,250,191.15
    (ii)   Yield Supplement Account                                                           $16,994,926.91
    (iii) Payahead Account                                                                       $167,004.13
    (iv) Advances Outstanding                                                                    $360,339.71
  (K) Portfolio Summary as of End of Prior Year
    (i)   Weighted Average Coupon (WAC)                                                                6.86%
    (ii)  Weighted Average Remaining Maturity                                                          39.75 months
(WAM)
    (iii) Number of Receivables                                                                       82,335
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                                                            100.00%
    (ii)  Certificate Percentage                                                                       0.00%

III. INPUTS FROM THE MAINFRAME
------------------------------
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                                      $5,197,086.40
    (ii)  Prepayments in Full                                                                  $2,552,312.04
    (iii) Prepayments in Full due to                                                                   $0.00
Repurchases
  (B) Precomputed Contracts Total Collections                                                  $8,683,100.40
  (C) Precomputed Interest Receivables                                                           $933,701.96
Interest (B-A((I)+(ii)+(iii)))
  (D) Simple Interest Receivables Principal                                                               $0
    (i)   Principal Collections                                                              $252,767,695.97
    (ii)  Prepayments in Full                                                                $135,523,648.29
    (iii) Repurchased Receivables Related to                                                           $0.00
Principal
  (E) Simple Interest Receivables Interest
    (i)   Simple Interest Collections                                                         $48,047,592.11
  (F) Payment Advance for Precomputes
    (i) Reimbursement of Previous Advances                                                       $322,087.43
    (ii) Current Advance Amount                                                                  $304,360.22
  (G) Interest Advance for simple Interest -                                                   ($123,299.16)
Net
  (H) Payahead Account
    (i)  Payments Applied                                                                        $489,911.33
    (ii) Additional Payaheads                                                                    $509,148.07
  (I) Portfolio Summary as of End of Month
    (i)   Weighted Average Coupon (WAC)                                                                6.92%



    (ii)  Weighted Average Remaining Maturity                                                          29.44 months
(WAM)
    (iii) Remaining Number of Receivables                                                             64,346

                                                     # DOLLAR AMOUNT
                                                 Units
                                                 -----
  (J) Delinquent Receivables
    (i)  31-60 Days Delinquent                   1,343  2.09%    $12,125,282.79       2.41%
    (ii)  61-90 Days Delinquent                    225  0.35%     $2,105,045.76       0.42%
    (ii) 91 Days or More Delinquent                 46  0.07%       $474,554.91       0.09%
  (K) Vehicles Repossessed During Collection        19  0.03%       $225,583.71       0.04%
Period
  (L) Total Accumulated Repossessed Vehicles        48  0.07%       $501,787.04       0.10%
in Inventory


IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
  (A) Collection Account Investment Income                                                             $0.00
  (B) Reserve Account Investment Income                                                          $249,233.88
  (C) Yield Supplement Account Investment                                                        $403,506.81
Income
  (D) Trust Fees Expense                                                                           $8,500.00
  (E) Aggregate Net Losses for Collection                                                      $2,239,910.98
Period
  (F) Liquidated Receivables Information
    (i) Gross Principal Balance on Liquidated                                                  $4,466,543.22
Receivables
    (ii) Liquidation Proceeds                                                                   1,307,677.97
    (ii) Recoveries from Prior Month Charge                                                      $918,954.27
Offs
  (G) Days in Accrual Period                                                                             364
  (H) Deal age                                                                                            18

                                                    COLLECTIONS
                                                    -----------

V. INTEREST COLLECTIONS
  (A) Total Interest Collections                                                              $48,840,267.70
(III(C+E(i)-F(i)+F(ii)+G)

VI. PRINCIPAL COLLECTIONS
  (A) Principal Payments Received                                                            $396,040,742.70
(III(A((i)+(ii))+(D(i)+(ii)))
  (B) Liquidation Proceeds  (IV(F(i)))                                                          1,307,677.97
  (C) Repurchased Loan Proceeds Related to                                                              0.00
Principal  (III(A(iii)+D(iii)))
  (D) Recoveries from Prior Month Charge Offs                                                     918,954.27
(IV(F(ii)))
                                                                                      -----------------------
  (E) Total Principal Collections   (A+B+C+D)
                                                                                              398,267,374.94

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                    447,107,642.64
----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                $10,323,740.94
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                         457,431,383.58
-------------------------------------


                                                  DISTRIBUTIONS
                                                  -------------



X. FEE DISTRIBUTIONS
--------------------
  (A) Servicing Fee
    (i)   Servicing Fee Due                                                                    $7,158,015.24
(I(H)/12)(II(B))+(II(H)(i))
    (ii)  Servicing Fee Paid                                                                   $7,158,015.24
                                                                                      -----------------------
    (iii) Servicing Fee Shortfall                                                                      $0.00
  (B) Reserve Account Investment Income
(IV(B))                                                                                           249,233.88
  (C) Yield Supplement Account Investment
Income  (IV(C))                                                                                   403,506.81
  (D) Trust Fees Expense (IV(D))
                                                                                                    8,500.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
  (A) Interest
    (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                                                      $1,132,458.21
       (b)  Class A-1 Notes Interest Paid                                                       1,132,458.21
                                                                                      -----------------------
       (c) Class A-1 Notes Interest Shortfall                                                          $0.00
    (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                                                      $9,482,203.86
       (b)  Class A-2 Notes Interest Paid                                                       9,482,203.86
                                                                                      -----------------------
       (c) Class A-2 Notes Interest Shortfall                                                          $0.00
    (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                                                     $25,463,132.12
       (b)  Class A-3 Notes Interest Paid                                                      25,463,132.12
                                                                                      -----------------------
       (c) Class A-3 Notes Interest Shortfall                                                          $0.00
    (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                                                      $8,622,309.00
       (b)  Class A-4 Notes Interest Paid                                                       8,622,309.00
                                                                                      -----------------------
       (c) Class A-4 Notes Interest Shortfall                                                          $0.00
    (v) Total Note Interest
       (a)   Total Note Interest Due                                                          $44,700,103.19
       (b)  Total Note Interest Paid                                                           44,700,103.19
                                                                                      -----------------------
       (c) Total Note Interest Shortfall                                                               $0.00
       (d) Reserve Fund Withdrawn for Note Interest                                                    $0.00
Amount available for distributions after Fees &
Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                      405,564,765.15
  (B) Principal
    (i) Noteholders' Principal Distribution                                                  $387,894,282.56
Amounts
    (ii) Class A-1 Notes Principal
       (a)   Class A-1 Notes Principal Due
                                                                                              102,163,660.70
       (b)  Class A-1 Notes Principal Paid                                                    102,163,660.70
                                                                                      -----------------------
       (c) Class A-1 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (iii) Class A-2 Notes Principal
       (a)   Class A-2 Notes Principal Due                                                   $240,000,000.00
       (b)  Class A-2 Notes Principal Paid                                                   $240,000,000.00
                                                                                      -----------------------
       (c) Class A-2 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (iv) Class A-3 Notes Principal
       (a)   Class A-3 Notes Principal Due                                                    $45,730,621.86
       (b)  Class A-3 Notes Principal Paid                                                    $45,730,621.86
                                                                                      -----------------------
       (c) Class A-3 Notes Principal Shortfall                                                         $0.00
       (d) Reserve Fund drawn                                                                          $0.00
    (v) Class A-4 Notes Principal
       (a)   Class A-4 Notes Principal Due                                                             $0.00
       (b)  Class A-4 Notes Principal Paid                                                             $0.00
                                                                                      -----------------------
       (c) Class A-4 Notes Principal Shortfall                                                         $0.00


       (d) Reserve Fund drawn                                                                          $0.00
    (vi) Total Notes Principal
       (a)   Total Notes Principal Due                                                       $387,894,282.56
       (b)  Total Notes Principal Paid                                                        387,894,282.56
                                                                                      -----------------------
                                                                                      -----------------------
       (c) Total Notes Principal Shortfall                                                             $0.00
       (d) Reserve Fund drawn                                                                          $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve account                                            $1,769,409.73

  Amount deposited into reserve Account                                                                 0.00
                                                                                      -----------------------
  Excess funds available to Certificateholders                                                  1,769,409.73
                                                                                      -----------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
(A) Interest
          (i)   Certificate Monthly Interest Due                                               $2,829,651.64

          (ii)   Certificate Interest Shortfall Beginning Balance                                      $0.00
                                                                                      -----------------------
          (iii)  Total Certificate Interest Due                                                $2,829,651.64
                                                                                      -----------------------
          (iv)  Certificate Interest Paid                                                      $2,829,651.64
                                                                                      -----------------------
          (v) Certificate Interest Shortfall Ending Balance                                            $0.00
(B) Principal
          (i)   Certificate Monthly Principal Due                                             $12,613,003.36
          (ii)   Certificate Principal Shortfall Beginning Balance                                     $0.00
                                                                                      -----------------------
          (iii)   Total Certificate Principal Due                                             $12,613,003.36
                                                                                      -----------------------
          (iv)  Certificate Principal Paid                                                    $12,599,444.24
                                                                                      -----------------------
          (v) Certificate Principal Shortfall Ending Balance                                      $13,559.12
(C) Release to Seller                                                                          $2,241,386.71

                                                 DISTRIBUTIONS SUMMARY
                                                 ---------------------

(A) Total Collections                                                                        $457,431,383.58
(B) Service Fee                                                                                $7,158,015.24
(C) Trustee Fees                                                                                   $8,500.00
(D) Class A1 Amount                                                                          $103,296,118.91
(E) Class A2 Amount                                                                          $249,482,203.86
(F) Class A3 Amount                                                                           $71,193,753.98
(G) Class A4 Amount                                                                            $8,622,309.00
(H) Amount Deposited into Reserve Account                                                              $0.00
(I) Certificateholders                                                                        $15,429,095.88
(J) Release to seller                                                                          $2,241,386.71
(K) Total amount distributed                                                                 $457,431,383.58
(L) Amount of Draw from Reserve Account                                                                 0.00


                                          PORTFOLIO AND SECURITY SUMMARY
                                          ------------------------------

                                                                  Beginning                     End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                      of Period                  of Period
--------------------------------------------                    ---------------        ----------------------
  (A) Balances and Principal Factors
    (i)    Aggregate Balance of Notes                           $857,433,660.70              $469,539,378.14
    (ii)   Note Pool Factor                                          0.8140682                     0.4457920
    (iii)  Class A-1 Notes Balance                              102,163,660.70                          0.00
    (iv)   Class A-1 Notes Pool Factor                               0.3428311                     0.0000000
    (v)    Class A-2 Notes Balance                              240,000,000.00                          0.00
    (vi)   Class A-2 Notes Pool Factor                               1.0000000                     0.0000000
    (vii)  Class A-3 Notes Balance                              386,000,000.00                340,269,378.14


    (viii) Class A-3 Notes Pool Factor                               1.0000000                     0.8815269
    (ix)  Class A-4 Notes Balance                               129,270,000.00                129,270,000.00
    (x) Class A-4 Notes Pool Factor                                  1.0000000                     1.0000000
    (xi)   Certificates Balance                                  46,755,487.15                 34,142,483.79
    (xii)    Certificates Pool Factor                                1.0000000                     0.7302348
    (xiii)   Total Principal Balance of Notes                   $904,189,147.85              $503,681,861.93
and Certificates

  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                  6.86%                         6.92%
    (ii)  Weighted Average Remaining Maturity                            39.75 months                  29.44 months
(WAM)
    (iii) Remaining Number of Receivables                               82,335                        64,346
    (iv)  Portfolio Receivable Balance                          $904,189,147.85              $503,681,861.93
  (C) Outstanding Advance Amount                                   $360,339.71                   $219,313.34
  (D) Outstanding Payahead Balance                                 $167,004.13                   $186,240.87


                                                SUMMARY OF ACCOUNTS
                                                -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
  (A) Beginning Reserve Account Balance                                                        $8,250,191.15
  (B) Draws                                                                                             0.00
    (i)   Draw for Servicing Fee                                                                        0.00
    (ii)  Draw for Interest                                                                             0.00
    (iii) Draw for Realized Losses                                                                      0.00
  (C) Excess Interest Deposited into the Reserve Account                                                0.00
  (D) Reserve Account Balance Prior to Release                                                  8,250,191.15
  (E) Reserve Account Required Amount                                                           8,250,191.15
  (F) Final Reserve Account Required Amount                                                     8,250,191.15
  (G) Excess Reserve Account Amount                                                                     0.00
  (H) Ending Reserve Account Balance                                                            8,250,191.15

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
  (A) Beginning Yield Supplement Account Balance                                               16,994,926.91
  (B) Investment Earnings                                                                         403,506.81
  (C) Investment Earnings Withdraw                                                                403,506.81
  (D) Additional Yield Supplement Amounts                                                               0.00
  (E) Yield Supplement Deposit Amount                                                          10,323,740.94
                                                                                      -----------------------
  (F) Ending Yield Supplement Account Balance                                                   6,671,185.97

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
  (A) Liquidated Contracts
    (i)   Liquidation Proceeds                                                                 $1,307,677.97
    (ii) Recoveries on Previously Liquidated Contracts                                            918,954.27
  (B) Aggregate Net Losses for Collection Period                                                2,239,910.98
  (C) Net Loss Rate for Collection Period (annualized)                                                 0.32%
  (D) Cumulative Net Losses for all Periods                                                     2,720,658.98

                                                    # DOLLAR AMOUNT
                                                Units
                                                -----
  (E) Delinquent Receivables
    (i)  31-60 Days Delinquent                   1,343    2.09% $12,125,282.79        2.41%
    (ii)  61-90 Days Delinquent                    225    0.35%  $2,105,045.76        0.42%
    (ii) 91 Days or More Delinquent                 46    0.07%    $474,554.91        0.09%


                                                    # DOLLAR AMOUNT
                                                Units
                                                -----
XVIII. REPOSSESSION ACTIVITY
----------------------------
  (A) Vehicles Repossessed During Collection        19    0.03%    $225,583.71        0.04%
Period
  (B) Total Accumulated Repossessed Vehicles        48    0.07%    $501,787.04        0.10%
in Inventory


XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
  (A) Ratio of Net Losses to the Pool Balance
as of Each Collection Period
    (i) Second Preceding Collection Period                                                             0.26%
    (ii) Preceding Collection Period                                                                   0.60%
    (iii) Current Collection Period                                                                    0.16%
    (iv) Three Month Average (Avg(i,ii,iii))                                                           0.34%
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding
Balance of Receivables.
    (i) Second Preceding Collection Period                                                             0.71%
    (ii) Preceding Collection Period                                                                   0.55%
    (iii) Current Collection Period                                                                    0.50%
    (iv) Three Month Average (Avg(i,ii,iii))                                                           0.59%


  (C) Loss and Delinquency Trigger Indicator                                         Trigger was not hit.



I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


By:
/s/ John I. Weisickle
John I. Weisickle, Vice President